UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant   ☒                             Filed by a party other than the Registrant   ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 240.14a-12

Graphic Packaging Holding Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! GRAPHIC PACKAGING HOLDING COMPANY 2022 Annual Meeting Vote by May 23, 2022 11 :59 PM ET GRAPHIC PACKAGING HOLDING COMPANY 1500 RIVEREDGE PARKWAY SUITE 100 ATLANTA, GA 30328 You invested in GRAPHIC PACKAGING HOLDING COMPANY and it•s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 24, 2022. Get informed before you vote View the Notice & Proxy Statement, Annual Report (including Form 1 0-K) online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 10, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a I number Vote in Person at the Meeting* May 24, 2022 10:00 AM EDT Graphic Packaging Holding Company 1 500 Riveredge Parkway Suite 100 Atlanta, GA 30328 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 01) Laurie Brlas 02) Robert A. Hagemann 03) Mary K. Rhinehart 0For 2. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm. 0For 3. Approval of compensation paid to Named Executive Officers (Say-on-Pay). 0For NOTE: The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is given, this proxy will be voted FOR all nominees in item 1 and FOR the proposals in items 2 and 3. If any other matters properly come before the meeting, or if cumulative voting is required, the person named in this proxy will vote in their discretion. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up forE-delivery”.